Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 1 TO

PURCHASE AND SETTLEMENT AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Purchase and Settlement Agreement, dated as of February 18, 2016 (the “Original Agreement”), by and among (i) Fifth Street Finance Corp., a Delaware corporation (the “Company”), (ii) Fifth Street Holdings L.P., a Delaware limited partnership (“Holdings”) and Leonard M. Tannenbaum (“LT” and, together with Holdings, the “Buyers”), (iii) Fifth Street Asset Management Inc., a Delaware corporation (“FSAM”), and (iv) Sellers (as defined below) (collectively, the “Parties” and each, a “Party”), is made and entered into on this 23rd day of February, 2016, by and among the Parties. As used herein: (a) “Sellers” (and each, a “Seller”) means RiverNorth, Randy I. Rochman, Fred G. Steingraber and Murray R. Wise, collectively and (b) “RiverNorth” means RiverNorth Capital Management, LLC (“RiverNorth Capital”), RiverNorth Capital Partners, L.P., RiverNorth Institutional Partners, L.P., RiverNorth Core Opportunity Fund and RiverNorth/DoubleLine Strategic Income Fund, collectively. Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Original Agreement.

WHEREAS, the Parties wish to amend, solely to the limited extent set forth herein, certain provisions of the Original Agreement relating to the matters set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants, agreements and representations and warranties contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Amendment. Pursuant to Section 6.9 and Section 6.15 of the Original Agreement:

Section 3.1(k) is deleted and replaced in entirety with the following:

(k) sell, offer to sell, give, pledge, grant a security interest in, encumber, assign, grant any option for the sale of or otherwise transfer or dispose of (each, a “Transfer”) any securities issued by the Company and/or any securities convertible into or exchangeable for securities issued by the Company, unless any Buyer fails to timely perform each of its obligations under Section 1.2(b), Section 1.3(c) and/or Section 1.3(d)(i) of this Agreement; provided, that, notwithstanding the foregoing, Randy I. Rochman may Transfer up to an aggregate of 40,000 Company Shares, which he beneficially owned as of the date of this Agreement, on the open-market at any time during or following the Standstill Period without otherwise violating the terms of this Agreement;

Section 3.4(b) is deleted and replaced in entirety with the following:

(b) RiverNorth, for the benefit of FSFR: (i) shall appear at the 2016 annual meeting of FSFR (the “FSFR 2016 Annual Meeting”) or otherwise cause all of the common stock, par value $0.01 per share, of FSFR (“FSFR Shares”) beneficially owned or controlled in any capacity or manner by the applicable RiverNorth party as of March 2, 2016 to be counted as present at the FSFR 2016 Annual Meeting for purposes of calculating a quorum; (ii) shall vote (or cause to be voted) an aggregate of 1,263,549 FSFR Shares (the “Specified Shares”) in accordance with the recommendation of the FSFR Board as set forth in the definitive annual proxy statement on Schedule 14A of FSFR that is delivered to FSFR’s stockholders by or on behalf of FSFR in connection with the FSFR 2016 Annual Meeting (such annual proxy statement, the “FSFR Proxy Statement”); (iii) shall grant to Holdings (or its designee(s)) a revocable proxy with respect to RiverNorth’s remaining 428,070 FSFR Shares that are not Specified Shares (the “Other Shares”); (iv) shall, no later than the seventh day following the date on which FSFR files the FSFR Proxy Statement, duly complete and return the proxy card that is included in FSFR’s proxy materials or voting instruction form, in each case, consistent with RiverNorth’s obligations under clause (ii) of this Section 3.4(b) with respect to the Specified Shares; (v) shall not Transfer the Specified Shares until March 3, 2016; and (vi) shall, no later than the time at which the applicable RiverNorth party returns such proxy card or voting instruction form, in each case, in accordance with clause (iii) and clause (iv) of this Section 3.4(b), deliver a written certificate to FSFR (signed by the applicable RiverNorth party or, if applicable, an authorized officer of such RiverNorth party) certifying as to (1) the number of FSFR Shares beneficially owned or controlled in any capacity or manner by such RiverNorth party as of the date of such certification, (2) the manner in which such FSFR Shares were voted and (3) compliance with this Section 3.4(b).

2.	Agreement Unchanged. Except as otherwise provided herein, the Original Agreement shall remain unchanged and in full force and effect.

3.	Miscellaneous; Entire Agreement. The provisions of Article VI of the Original Agreement are incorporated by reference and apply to this Amendment as if restated herein in their entirety. The Original Agreement and this Amendment constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

4.	Counterparts; Facsimile. This Amendment may be executed in counterparts, including by facsimile or PDF electronic transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

5.	Effectiveness. The Parties acknowledge and agree that this Amendment shall be effective as of February 18, 2016.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.

fifth street finance corp.

By: /s/ Todd G. Owens______________

Name: Todd G. Owens

Title: Chief Executive Officer

fifth street asset management inc.

By: /s/ Leonard M. Tannenbaum_________

Name: Leonard M. Tannenbaum

Title: Chief Executive Officer

Fifth Street Holdings L.P.

By:  Fifth Street Asset Management Inc., its

General Partner

By: /s/ Leonard M. Tannenbaum_________

Name: Leonard M. Tannenbaum

Title: Chief Executive Officer

/s/ Leonard M. Tannenbaum_________

Leonard M. Tannenbaum

RiverNorth Capital Management, LLC

By: /s/ Marcus Collins__________________

Name: Marcus Collins

Title: General Counsel

RiverNorth Capital Partners, L.P.

By:  RiverNorth Capital Management, LLC,

General Partner

By: /s/ Marcus Collins__________________

Name: Marcus Collins

Title: General Counsel

RiverNorth Institutional Partners, L.P.

By:  RiverNorth Capital Management, LLC,

General Partner

By: /s/ Marcus Collins__________________

Name: Marcus Collins

Title: General Counsel

RiverNorth Core Opportunity Fund

By: RiverNorth Capital Management, LLC, Investment Advisor

By: /s/ Marcus Collins__________________

Name: Marcus Collins

Title: General Counsel

RiverNorth/DoubleLine Strategic Income Fund

By:  RiverNorth Capital Management, LLC, Investment Advisor

By: /s/ Marcus Collins__________________

Name: Marcus Collins

Title: General Counsel

/s/ Randy I. Rochman __________

Randy I. Rochman

/s/ Fred G. Steingraber ______________

Fred G. Steingraber

/s/ Murray R. Wise _________________

Murray R. Wise

[Signature Page to Amendment No. 1 to Purchase and Settlement Agreement]